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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


                                NOVEMBER 26, 1997


                           BOLLINGER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                      DELAWARE                            75-2502577
            (State or other jurisdiction               (I.R.S. Employer
                 of incorporation or                   Identification No.)
                    organization)


                                     0-22716
                            (Commission File Number)


                602 FOUNTAIN PARKWAY, GRAND PRAIRIE, TEXAS 75050
               (Address of principal executive offices) (Zip Code)



                                 (972) 343-1000
              (Registrant's telephone number, including area code)

           Former address: 222 W. Airport Freeway, Irving, Texas 75062



Total Number of
sequential numbered pages  4                     Exhibit Index on page  4
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On November 13, 1997, Bollinger Industries, Inc. and its wholly owned subsidiary NBF, Inc. entered into an asset purchase agreement for the sale of its trampoline division to Hedstrom Corporation and consummated the transactions on November 21, 1997. The cash purchase price under the purchase agreement was $14,250,000, subject to an upward or downward adjustment for the Company's trampoline inventory at the closing. The purchase agreement covers inventory, equipment and other assets of the Company and NBF that are related to the Company's trampoline division. The Company is no longer engaged in the manufacture and sale of trampolines.

         The description contained herein of the sale is qualified in its entirety by reference to the Purchase Agreement, dated as of November 21, 1997, by and among the Registrant NBF and Hedstrom and the Press Releases dated November 14, and November 17, 1997, which are attached hereto as Exhibits 10.61,
10.62 and 10.63, respectively, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements.

         As of the date of filing of this Current Report on Form 8-K, it is impractical for the Registrant to provide the financial statements required by this Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after November 28, 1997.

         (b)  Pro Forma Financial Information

         As of the date of filing of the Current Report on Form 8-K, it is impractical for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after November 28, 1997.

         (c)  Exhibits.

         The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   BOLLINGER INDUSTRIES, INC.




Date: November 26, 1997            /s/ Rose Turner
      -----------------            ------------------------------------------
                                   Rose Turner
                                   Executive Vice President - Finance, Chief
                                   Financial Officer, Treasurer and Secretary




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                   BOLLINGER INDUSTRIES, INC. AND SUBSIDIARIES

                                  EXHIBIT INDEX


Exhibits                      Description
--------                      -----------

10.61 ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of November 13, 1997, by and among Bollinger Industries, Inc., a Delaware corporation
             ("Parent"), NBF, Inc., a Georgia corporation and wholly owned subsidiary of Parent ("Seller"), and Hedstrom
             Corporation, a Delaware corporation ("Purchaser").

10.62        Press release dated November 14, 1997 - Hedstrom Corporation, a
             Hicks, Muse Firm, Buys Bollinger Trampoline Division

10.63 Press release dated November 17, 1997 - Bollinger reports results for the three and six months ended September 30, 1997.



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